UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2021

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company (Corporate Office Properties Trust) ☐

Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Corporate Office Properties Trust ☐

Corporate Office Properties, L.P. ☐

Item 7.01.	Regulation FD Disclosure

On March 3, 2021, Corporate Office Properties Trust (the “Company”) issued a press release announcing that its operating partnership, Corporate Office Properties, L.P. (the “Operating Partnership”), has commenced a cash tender offer (the “2024 Notes Tender Offer”) for any and all of the Operating Partnership’s outstanding 5.25% Senior Notes due 2024, fully and unconditionally guaranteed by the Company (the “2024 Notes”). The complete terms and conditions of the Tender Offer are set forth in an offer to purchase and notice of guaranteed delivery (collectively the “2024 Notes Tender Offer Documents”) that will be sent to registered holders of the 2024 Notes and be posted online at www.dfking.com/ofc. The 2024 Notes Tender Offer will expire at 5:00 p.m., New York City time, on March 10, 2021, unless extended or earlier terminated (the “2024 Notes Tender Offer Expiration Time”).

The consideration for each $1,000 principal amount of 2024 Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the 2024 Notes Tender Offer will be determined in the manner described in the 2024 Notes Tender Offer Documents by reference to the fixed spread plus the yield based on the bid-side price of the U.S. Treasury Reference Security at 2:00 p.m., New York City time, on March 10, 2021, unless extended.

Holders will also receive accrued and unpaid interest on the 2024 Notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the date the Company initially makes payment for such 2024 Notes, which date is anticipated to be March 11, 2021 (the “2024 Notes Tender Offer Settlement Date”). The 2024 Notes tendered by notice of guaranteed delivery and accepted for purchase will be purchased on the third business day after the 2024 Notes Tender Offer Expiration Time, and payment of accrued interest on such 2024 Notes will only be made to, but not including, the 2024 Notes Tender Offer Settlement Date.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and the information contained once accessible through the website indicated above, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release, dated March 3, 2021, issued by Corporate Office Properties Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	March 3, 2021	Dated:	March 3, 2021